                                                                   EXHIBIT 10.46

Case No. OG-G-868
         --------

                 PROMISSORY NOTE TO THE UNITED STATES OF AMERICA

                                         City and State: St. Petersburg, Florida
                                                         -----------------------
                                         Date:  December 20, 1999

     FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of the UNITED STATES OF AMERICA, acting by and through the Secretary of Commerce (the "Government"), at the office of the Financial Services Division, National Marine Fisheries Service, National Oceanic and Atmospheric Administration, Silver Spring, Maryland, or at the Government's option, at such other place as may be designated from time to time by the Government, the principal amount of ONE MILLION, ONE HUNDRED TWENTY-TWO THOUSAND, EIGHTY-TWO
                    --------------------------------------------------------
DOLLARS, ($1,122,082.00) with interest on the unpaid principal computed from the
-------   -------------
date hereof at the rate of seven and six tenths percent (7.6%) per year, payment
                           ----------------------------------
to be made in installments as follows:

     $31,504.00, including principal and interest, payable quarterly. Payments
     ----------
     will be due on March 20, June 20, September 20, and December 20, each year
                    --------  -------  ------------      -----------
     until sixty (60) quarterly payments are made, with the balance of principal and interest due on December 20, 2014.
                         -----------------

     This Note is given in consideration of, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, the guaranteeing payment of the unpaid interest on and the unpaid balance of the principal of a certain promissory note (the "Guaranteed Note") issued by the Borrower to Hibernia
                                                                  --------
National Bank on the date hereof to secure payment by the Borrower to the
-------------
Government of any amount that the Government may be required to pay to the holder of the Guaranteed Note.

     This Note is secured by UCC Security Interests, an Assignment of Lease covering certain property in Cameron Parish, State of Louisiana, and certain other collateral. The documents evidencing these security interests are included among the Loan Documents as defined in the Acknowledgment of Definitions.

     The condition of this Note is such that so long as the Guaranteed Note is outstanding and until the Guarantee contained within the Guaranteed Note shall have been terminated pursuant to the provisions of the Loan Documents and the agreement governing such Guarantee (the "Guarantee Agreement"), the principal of, and the interest on this Note in respect of the Guaranteed Note shall be payable as follows:

     (1) by payment of the interest on such Guaranteed Note and by amortization of the principal of the Guaranteed Note according to the terms of the Guaranteed Note;

     (2) when such Guaranteed Note has been retired or paid other than by payment of the Guarantee; and the aforesaid payments shall constitute payment of the principal of, and the interest on this Note as of the date on which and to the extent such payment is made, and this Note shall be discharged to the extent of such payment of principal.

     The principal of this Note and the interest thereon may be declared or may become due and payable by the declaration of the Government without demand, presentment, opportunity to cure, or notice of intent to accelerate, at any time after, (l) the holder of the Guaranteed Note shall have demanded payment of the Guarantee pursuant to the provisions of the Guarantee Agreement, subject to such demand for payment of the Guarantee and its consequences being annulled under certain circumstances, or (2) the Government has notified the holder of the Guaranteed Note by the issuance of the Government's notice of the occurrence of an Event of Default pursuant to the provisions of the Loan Documents, and Guarantee Agreement and said holder has demanded payment of the Guarantee. Thereupon, the principal of and the interest on this Note shall become immediately due and payable together with interest and at the accelerated rate of eighteen (18) percent per annum.

     This Note may not negotiated, assigned, or transfered without the written consent of the Government. This Note shall be cancelled by the Government and surrendered to the Borrower if all outstanding obligations accruing hereunder, under the Guaranteed Note, the Loan Documents, and any other documents associated with this transaction are paid in full in lawful currency of the United States of America.

     The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Government may deem necessary or proper in connection with the satisfaction of the Note or the administration, supervision, preservation, protection (including, but not limited to, the maintenance of adequate insurance) of any and all Collateral that secures this transaction. The Government is authorized to pay, at any time and from time to time, any or all of such expenses, add the amount of such payment to the principal amount of the Note and the Loan Documents, and charge interest thereon at the rate specified herein with respect to interest on the principal amount of this Note, and upon acceleration of sums due hereunder, at the accelerated rate.

     The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, this Note or any part hereof.

     The obligation of the undersigned hereunder shall not be impaired by the Government's indulgence, including, but not limited to (a) any renewal, extension, or modification which the Government may grant with respect to the Note or any part hereof, (b) any surrender, compromise, release, renewal, extension, exchange, or substitution, which the Government may grant in respect of the said Loan Documents, as amended, or other Collateral, or (c) any indulgence granted in respect of any endorser, grantor, or insurer.

     When applicable, the obligation of the undersigned hereunder shall be joint and several.

                                               Omega Protein, Inc.
                                               ---------------------------------
                                               Borrower

(SEAL)


Attest:                                        By:    /s/  Clark A. Haner
                                                  ------------------------------
                                                  Vice President  and Controller

/s/  Robert W. Stockton
----------------------------
Secretary

NOTE: Corporate Borrowers must execute Note in corporate name by duly authorized officer and seal must be affixed and duly attested

Case No. OG-G-869
         --------

                 PROMISSORY NOTE TO THE UNITED STATES OF AMERICA

                                         City and State: St. Petersburg, Florida
                                                         -----------------------
                                         Date:  December 20, 1999

     FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of the UNITED STATES OF AMERICA, acting by and through the Secretary of Commerce (the "Government"), at the office of the Financial Services Division, National Marine Fisheries Service, National Oceanic and Atmospheric Administration, Silver Spring, Maryland, or at the Government's option, at such other place as may be designated from time to time by the Government, the principal amount of FOUR HUNDRED EIGHTY-THREE THOUSAND, SEVEN HUNDRED DOLLARS,
                    ---------------------------------------------------------
($483,700.00) with interest on the unpaid principal computed from the date
------------
hereof at the rate of seven and six tenths percent (7.6%) per year, payment to
                      ----------------------------------
be made in installments as follows:

     $13,581.00, including principal and interest, payable quarterly. Payments
     ----------
     will be due on March 20, June 20, September 20, and December 20, each year
                    --------  -------  ------------      -----------
     until sixty (60) quarterly payments are made, with the balance of principal and interest due on December 20, 2014.
                         -----------------

     This Note is given in consideration of, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, the guaranteeing payment of the unpaid interest on and the unpaid balance of the principal of a certain promissory note (the "Guaranteed Note") issued by the Borrower to Hibernia
                                                                  --------
National Bank on the date hereof to secure payment by the Borrower to the
-------------
Government of any amount that the Government may be required to pay to the holder of the Guaranteed Note.

     This Note is secured by UCC Security Interests, a Collateral Mortgage and Collateral Assignmenet of Leases covering certain property in Vermilion Parish, State of Louisiana, and certain other collateral. The documents evidencing these security interests are included among the Loan Documents as defined in the Acknowledgment of Definitions.

     The condition of this Note is such that so long as the Guaranteed Note is outstanding and until the Guarantee contained within the Guaranteed Note shall have been terminated pursuant to the provisions of the Loan Documents and the agreement governing such Guarantee (the "Guarantee Agreement"), the principal of, and the interest on this Note in respect of the Guaranteed Note shall be payable as follows:

     (1) by payment of the interest on such Guaranteed Note and by amortization of the principal of the Guaranteed Note according to the terms of the Guaranteed Note;

     (2) when such Guaranteed Note has been retired or paid other than by payment of the Guarantee; and the aforesaid payments shall constitute payment of the principal of, and the interest on this Note as of the date on which and to the extent such payment is made, and this Note shall be discharged to the extent of such payment of principal.

     The principal of this Note and the interest thereon may be declared or may become due and payable by the declaration of the Government without demand, presentment, opportunity to cure, or notice of intent to accelerate, at any time after, (l) the holder of the Guaranteed Note shall have demanded payment of the Guarantee pursuant to the provisions of the Guarantee Agreement, subject to such demand for payment of the Guarantee and its consequences being annulled under certain circumstances, or (2) the Government has notified the holder of the Guaranteed Note by the issuance of the Government's notice of the occurrence of an Event of Default pursuant to the provisions of the Loan Documents, and Guarantee Agreement and said holder has demanded payment of the Guarantee. Thereupon, the principal of and the interest on this Note shall become immediately due and payable together with interest and at the accelerated rate of eighteen (18) percent per annum.

     This Note may not negotiated, assigned, or transfered without the written consent of the Government. This Note shall be cancelled by the Government and surrendered to the Borrower if all outstanding obligations accruing hereunder, under the Guaranteed Note, the Loan Documents, and any other documents associated with this transaction are paid in full in lawful currency of the United States of America.

     The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Government may deem necessary or proper in connection with the satisfaction of the Note or the administration, supervision, preservation, protection (including, but not limited to, the maintenance of adequate insurance) of any and all Collateral that secures this transaction. The Government is authorized to pay, at any time and from time to time, any or all of such expenses, add the amount of such payment to the principal amount of the Note and the Loan Documents, and charge interest thereon at the rate specified herein with respect to interest on the principal amount of this Note, and upon acceleration of sums due hereunder, at the accelerated rate.

     The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, this Note or any part hereof.

     The obligation of the undersigned hereunder shall not be impaired by the Government's indulgence, including, but not limited to (a) any renewal, extension, or modification which the Government may grant with respect to the Note or any part hereof, (b) any surrender, compromise, release, renewal, extension, exchange, or substitution, which the Government may grant in respect of the said Loan Documents, as amended, or other Collateral, or (c) any indulgence granted in respect of any endorser, grantor, or insurer.

         When applicable, the obligation of the undersigned hereunder shall be joint and several.

                                               Omega Protein, Inc.
                                               ---------------------------------
                                               Borrower

(SEAL)

Attest:                                        By:  /s/  Clark A. Haner
                                                  ------------------------------
                                                  Vice President  and Controller

/s/  Robert W. Stockton
-----------------------------
Secretary

NOTE: Corporate Borrowers must execute Note in corporate name by duly authorized officer and seal must be affixed and duly attested.

Case No. OG-G-870
         --------

                 PROMISSORY NOTE TO THE UNITED STATES OF AMERICA

                                         City and State: St. Petersburg, Florida
                                                         -----------------------
                                         Date: December 20, 1999

     FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of the UNITED STATES OF AMERICA, acting by and through the Secretary of Commerce (the "Government"), at the office of the Financial Services Division, National Marine Fisheries Service, National Oceanic and Atmospheric Administration, Silver Spring, Maryland, or at the Government's option, at such other place as may be designated from time to time by the Government, the principal amount of TWO MILLION, THIRTY THOUSAND, SIX HUNDRED SIXTY-ONE DOLLARS,
                    -----------------------------------------------------------
($2,030,661.00) with interest on the unpaid principal computed from the date
 -------------
hereof at the rate of seven and six tenths percent (7.6%) per year, payment to
                      ----------------------------------
be made in installments as follows:

     $57, 013.00, including principal and interest, payable quarterly. Payments
     -----------
     will be due on March 20, June 20, September 20, and December 20, each year
                    --------  -------  ------------      -----------
     until sixty (60) quarterly payments are made, with the balance of principal and interest due on December 20, 2014.
                         -----------------

     This Note is given in consideration of, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, the guaranteeing payment of the unpaid interest on and the unpaid balance of the principal of a certain promissory note (the "Guaranteed Note") issued by the Borrower to Hibernia National Bank on the date hereof to secure payment by the Borrower to the Government of any amount that the Government may be required to pay to the holder of the Guaranteed Note.

     This Note is secured by UCC Security Interests, a Deed of Trust and Security Agreement covering certain property in Northumberland County, Commonwealth of Virginia, and certain other collateral. The documents evidencing these security interests are included among the Loan documents as defined in the Acknowledgment of Definitions.

     The condition of this Note is such that so long as the Guaranteed Note is outstanding and until the Guarantee contained within the Guaranteed Note shall have been terminated pursuant to the provisions of the Loan Documents and the agreement governing such Guarantee (the "Guarantee Agreement"), the principal of, and the interest on this Note in respect of the Guaranteed Note shall be payable as follows:

     (1) by payment of the interest on such Guaranteed Note and by amortization of the principal of the Guaranteed Note according to the terms of the Guaranteed Note;

     (2) when such Guaranteed Note has been retired or paid other than by payment of the Guarantee; and the aforesaid payments shall constitute payment of the principal of, and the interest on this Note as of the date on which and to the extent such payment is made, and this Note shall be discharged to the extent of such payment of principal.

     The principal of this Note and the interest thereon may be declared or may become due and payable by the declaration of the Government without demand, presentment, opportunity to cure, or notice of intent to accelerate, at any time after, (l) the holder of the Guaranteed Note shall have demanded payment of the Guarantee pursuant to the provisions of the Guarantee Agreement, subject to such demand for payment of the Guarantee and its consequences being annulled under certain circumstances, or (2) the Government has notified the holder of the Guaranteed Note by the issuance of the Government's notice of the occurrence of an Event of Default pursuant to the provisions of the Loan Documents, and Guarantee Agreement and said holder has demanded payment of the Guarantee. Thereupon, the principal of and the interest on this Note shall become immediately due and payable together with interest and at the accelerated rate of eighteen (18) percent per annum.

     This Note may not be negotiated, assigned, or transferred without the written consent of the Government. This Note shall be cancelled by the Government and surrendered to the Borrower if all outstanding obligations accruing hereunder, under the Guaranteed Note, the Loan Documents, and any other documents associated with this transaction are paid in full in lawful currency of the United States of America.

     The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Government may deem necessary or proper in connection with the satisfaction of the Note or the administration, supervision, preservation, protection (including, but not limited to, the maintenance of adequate insurance) of any and all Collateral that secures this transaction. The Government is authorized to pay, at any time and from time to time, any or all of such expenses, add the amount of such payment to the principal amount of the Note and the Loan Documents, and charge interest thereon at the rate specified herein with respect to interest on the principal amount of this Note, and upon acceleration of sums due hereunder, at the accelerated rate.

     The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, this Note or any part hereof.

     The obligation of the undersigned hereunder shall not be impaired by the Government's indulgence, including, but not limited to (a) any renewal, extension, or modification which the Government may grant with respect to the Note or any part hereof, (b) any surrender, compromise, release, renewal, extension, exchange, or substitution, which the Government may grant in respect of the said Loan Documents, as amended, or other Collateral, or (c) any indulgence granted in respect of any endorser, grantor, or insurer.

     When applicable, the obligation of the undersigned hereunder shall be joint and several.

                                               Omega Protein, Inc.
                                               ---------------------------------
                                               Borrower

(SEAL)


Attest:                                        By:    /s/  Clark A. Haner
                                                  ------------------------------

/s/  Robert W. Stockton                           Vice President  and Controller
------------------------------
Secretary

NOTE: Corporate Borrowers must execute Note in corporate name by duly authorized officer and seal must be affixed and duly attested.

Case No. OG-G-871
         --------

                 PROMISSORY NOTE TO THE UNITED STATES OF AMERICA

                                         City and State: St. Petersburg, Florida
                                                         -----------------------
                                         Date: December 20, 1999

     FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of the UNITED STATES OF AMERICA, acting by and through the Secretary of Commerce (the "Government"), at the office of the Financial Services Division, National Marine Fisheries Service, National Oceanic and Atmospheric Administration, Silver Spring, Maryland, or at the Government's option, at such other place as may be designated from time to time by the Government, the principal amount of ONE MILLION, FIFTY-SIX THOUSAND, TWO HUNDRED NINETY-TWO
                    -------------------------------------------------------
DOLLARS, ($1,056,292.00) with interest on the unpaid principal computed from the
-------   -------------
date hereof at the rate of seven and six tenths percent (7.6%) per year, payment
                           ----------------------------------
to be made in installments as follows:

     $29,657.00, including principal and interest, payable quarterly. Payments
     ----------
     will be due on March 20, June 20, September 20, and December 20, each year
                    --------  -------  ------------      -----------
     until sixty (60) quarterly payments are made, with the balance of principal and interest due on December 20, 2014.
                         ------------------

     This Note is given in consideration of, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, the guaranteeing payment of the unpaid interest on and the unpaid balance of the principal of a certain promissory note (the "Guaranteed Note") issued by the Borrower to Hibernia
                                                                  --------
National Bank on the date hereof to secure payment by the Borrower to the
-------------
Government of any amount that the Government may be required to pay to the holder of the Guaranteed Note.

     This Note is secured by a Preferred Ship Mortgage on the fishing vessel Q.O. DUNN, Official Number 503167, UCC Security Interests, a Collateral Mortgage and Assignment of Leases covering certain property in Vermillion Parish, State of Louisiana, and certain other collateral. The documents evidencing these security interests are included among the Loan Documents as defined in the Acknowledgment of Definitions.

     The condition of this Note is such that so long as the Guaranteed Note is outstanding and until the Guarantee contained within the Guaranteed Note shall have been terminated pursuant to the provisions of the Loan Documents and the agreement governing such Guarantee (the "Guarantee Agreement"), the principal of, and the interest on this Note in respect of the Guaranteed Note shall be payable as follows:

     (1) by payment of the interest on such Guaranteed Note and by amortization of the principal of the Guaranteed Note according to the terms of the Guaranteed Note;

     (2) when such Guaranteed Note has been retired or paid other than by payment of the Guarantee; and the aforesaid payments shall constitute payment of the principal of, and the interest on this Note as of the date on which and to the extent such payment is made, and this Note shall be discharged to the extent of such payment of principal.

     The principal of this Note and the interest thereon may be declared or may become due and payable by the declaration of the Government without demand, presentment, opportunity to cure, or notice of intent to accelerate, at any time after, (l) the holder of the Guaranteed Note shall have demanded payment of the Guarantee pursuant to the provisions of the Guarantee Agreement, subject to such demand for payment of the Guarantee and its consequences being annulled under certain circumstances, or (2) the Government has notified the holder of the Guaranteed Note by the issuance of the Government's notice of the occurrence of an Event of Default pursuant to the provisions of the Loan Documents, and Guarantee Agreement and said holder has demanded payment of the Guarantee. Thereupon, the principal of and the interest on this Note shall become immediately due and payable together with interest and at the accelerated rate of eighteen (18) percent per annum.

     This Note may not be negotiated, assigned, or transferred without the written consent of the Government. This Note shall be cancelled by the Government and surrendered to the Borrower if all outstanding obligations accruing hereunder, under the Guaranteed Note, the Loan Documents, and any other documents associated with this transaction are paid in full in lawful currency of the United States of America.

     The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Government may deem necessary or proper in connection with the satisfaction of the Note or the administration, supervision, preservation, protection (including, but not limited to, the maintenance of adequate insurance) of any and all Collateral that secures this transaction. The Government is authorized to pay, at any time and from time to time, any or all of such expenses, add the amount of such payment to the principal amount of the Note and the Loan Documents, and charge interest thereon at the rate specified herein with respect to interest on the principal amount of this Note, and upon acceleration of sums due hereunder, at the accelerated rate.

     The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, this Note or any part hereof.

     The obligation of the undersigned hereunder shall not be impaired by the Government's indulgence, including, but not limited to (a) any renewal, extension, or modification which the Government may grant with respect to the Note or any part hereof, (b) any surrender, compromise, release, renewal, extension, exchange, or substitution, which the Government may grant in respect of the said Loan Documents, as amended, or other Collateral, or (c) any indulgence granted in respect of any endorser, grantor, or insurer.

     When applicable, the obligation of the undersigned hereunder shall be joint and several.

                                               Omega Protein, Inc.
                                               ---------------------------------
                                               Borrower

(SEAL)


Attest:                                        By:    /s/  Clark A. Haner
                                                  -------------------------

/s/  Robert W. Stockton                          Vice President  and Controller
-----------------------
Secretary

NOTE: Corporate Borrowers must execute Note in corporate name by duly authorized officer and seal must be affixed and duly attested.

Case No. OG-G-872
         --------

                 PROMISSORY NOTE TO THE UNITED STATES OF AMERICA

                                         City and State: St. Petersburg, Florida
                                                         -----------------------
                                         Date: December 20, 1999

     FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of the UNITED STATES OF AMERICA, acting by and through the Secretary of Commerce (the "Government"), at the office of the Financial Services Division, National Marine Fisheries Service, National Oceanic and Atmospheric Administration, Silver Spring, Maryland, or at the Government's option, at such other place as may be designated from time to time by the Government, the principal amount of EIGHT HUNDRED NINETY-SEVEN THOUSAND, FOUR HUNDRED
                    -------------------------------------------------
SIXTY-EIGHT DOLLARS, ($897,468.00) with interest on the unpaid principal
-------------------   -----------
computed from the date hereof at the rate of seven and six tenths percent (7.6%)
                                             ----------------------------------
per year, payment to be made in installments as follows:

     $25, 198.00, including principal and interest, payable quarterly. Payments
     -----------
     will be due on March 20, June 20, September 20, and December 20, each year
                    --------  -------  ------------      -----------
     until sixty (60) quarterly payments are made, with the balance of principal and interest due on December 20, 2014.
                         -----------------

     This Note is given in consideration of, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, the guaranteeing payment of the unpaid interest on and the unpaid balance of the principal of a certain promissory note (the "Guaranteed Note") issued by the Borrower to Hibernia
                                                                  --------
National Bank on the date hereof to secure payment by the Borrower to the
-------------
Government of any amount that the Government may be required to pay to the holder of the Guaranteed Note.

     This Note is secured by a Preferred Ship Mortgage on the fishing vessel WILLARD P. LEBEOUF, Official Number 298972, UCC Security Interests, a Collateral Mortgage and Assignment of Leases covering certain property in Vermillion Parish, State of Louisiana, and certain other collateral. The documents evidencing these security interests are included among the Loan Documents as defined in the Acknowledgment of Definitions.

     The condition of this Note is such that so long as the Guaranteed Note is outstanding and until the Guarantee contained within the Guaranteed Note shall have been terminated pursuant to the provisions of the Loan Documents and the agreement governing such Guarantee (the "Guarantee Agreement"), the principal of, and the interest on this Note in respect of the Guaranteed Note shall be payable as follows:

     (1) by payment of the interest on such Guaranteed Note and by amortization of the principal of the Guaranteed Note according to the terms of the Guaranteed Note;

     (2) when such Guaranteed Note has been retired or paid other than by payment of the Guarantee; and the aforesaid payments shall constitute payment of the principal of, and the interest on this Note as of the date on which and to the extent such payment is made, and this Note shall be discharged to the extent of such payment of principal.

     The principal of this Note and the interest thereon may be declared or may become due and payable by the declaration of the Government without demand, presentment, opportunity to cure, or notice of intent to accelerate, at any time after, (l) the holder of the Guaranteed Note shall have demanded payment of the Guarantee pursuant to the provisions of the Guarantee Agreement, subject to such demand for payment of the Guarantee and its consequences being annulled under certain circumstances, or (2) the Government has notified the holder of the Guaranteed Note by the issuance of the Government's notice of the occurrence of an Event of Default pursuant to the provisions of the Loan Documents, and Guarantee Agreement and said holder has demanded payment of the Guarantee. Thereupon, the principal of and the interest on this Note shall become immediately due and payable together with interest and at the accelerated rate of eighteen (18) percent per annum.

     This Note may not be negotiated, assigned, or transferred without the written consent of the Government. This Note shall be cancelled by the Government and surrendered to the Borrower if all outstanding obligations accruing hereunder, under the Guaranteed Note, the Loan Documents, and any other documents associated with this transaction are paid in full in lawful currency of the Unites States of America.

     The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Government may deem necessary or proper in connection with the satisfaction of the Note or the administration, supervision, preservation, protection (including, but not limited to, the maintenance of adequate insurance) of any and all Collateral that secures this transaction. The Government is authorized to pay, at any time and from time to time, any or all of such expenses, add the amount of such payment to the principal amount of the Note and the Loan Documents, and charge interest thereon at the rate specified herein with respect to interest on the principal amount of this Note, and upon acceleration of sums due hereunder, at the accelerated rate.

     The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, this Note or any part hereof.

     The obligation of the undersigned hereunder shall not be impaired by the Government's indulgence, including, but not limited to (a) any renewal, extension, or modification which the Government may grant with respect to the Note or any part hereof, (b) any surrender, compromise, release, renewal, extension, exchange, or substitution, which the Government may grant in respect of the said Loan Documents, as amended, or other Collateral, or (c) any indulgence granted in respect of any endorser, grantor, or insurer.

     When applicable, the obligation of the undersigned hereunder shall be joint and several.

                                               Omega Protein, Inc.
                                               ---------------------------------
                                               Borrower

(SEAL)


Attest:                                        By:    /s/  Clark A. Haner
                                                  ------------------------------
/s/  Robert W. Stockton                           Vice President  and Controller
-----------------------------
Secretary

NOTE: Corporate Borrowers must execute Note in corporate name by duly authorized officer and seal must be affixed and duly attested.

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